EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350



Anita T. Parganiban, as Chief Executive Officer of PRO-ACTIVE SOLUTIONS, INC., a
Delaware  corporation  (the  "Company"),   hereby  certifies,   pursuant  to  18
U.S.C.ss.1350, that

     (1) the Company's Quarterly Report of Form 10-QSB for the quarterly period ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 15, 2003                   /s/ ANITA T. PARGANIBAN
                                            __________________________
                                            Anita T. Parganiban
                                            Chief Executive Officer
                                            PRO-ACTIVE SOLUTIONS, INC.